UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York, 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	3
Item 8.01	Other Events.	3
Item 9.01	Financial Statements and Exhibits.	3
SIGNATURES		4
Exhibit 1.1

Underwriting Agreement, dated as of October 25, 2012, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media

Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited and Goldman, Sachs & Co. and J.P. Morgan Securities LLC on behalf of themselves and as representatives of the several underwriters for the notes.

Exhibit 99.1	Press Release, dated October 25, 2012, issued by Virgin Media Inc.
Exhibit 99.2	Press Release, dated October 26, 2012, issued by Virgin Media Inc.

Item 1.01.	Entry into Material Definitive Agreement.

On October 25, 2012, Virgin Media Inc. (the “Company”) and certain of its subsidiaries entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities LLC on behalf of themselves and as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company’s subsidiary, Virgin Media Finance PLC (the “Issuer”), agreed to issue and sell to the Underwriters $900 million aggregate principal amount of 4.875% Senior Notes due 2022 and £400 million aggregate principal amount of 5.125% Senior Notes due 2022 (the “Notes”) in accordance with the terms and conditions set forth in the Underwriting Agreement.

The sale of the Notes has been registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3, File No. 333-179725 (the “Registration Statement”), filed with the SEC on February 27, 2012. The terms of the Notes are described in the prospectus dated October 24, 2012, as supplemented by a final prospectus supplement dated October 25, 2012.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference and in the Registration Statement.

Item 8.01.	Other Events.

On October 25, 2012, the Company announced an amendment to the Issuer’s tender offer, reducing the maximum tender amount for its senior notes due 2019 from $500 million to $250 million. The Company also announced the pricing of Notes. A copy of the press release issued by the Company in connection with the pricing of the Notes and the amendment of the tender offer is attached as Exhibit 99.1 and incorporated herein by reference.

On October 26, 2012, the Company announced the early tender results for its validly tendered senior notes due 2016. A copy of the press release in connection with the early tender results is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of October 25, 2012, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited and , Sachs & Co. and J.P. Morgan Securities LLC on behalf of themselves and as representatives of the several underwriters for the notes.

99.1	Press release, dated October 25, 2012, issued by Virgin Media Inc.

99.2	Press release, dated October 26, 2012, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2012

VIRGIN MEDIA INC.

By:	/s/ Howard Kalika
Name:	Howard Kalika
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated as of October 25, 2012, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited and Goldman, Sachs & Co. and J.P. Morgan Securities LLC on behalf of themselves and as representatives of the several underwriters for the notes.

99.1	Press release, dated October 25, 2012, issued by Virgin Media Inc.

99.2	Press release, dated October 26, 2012, issued by Virgin Media Inc.

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